UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 14, 2006
IdleAire Technologies Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-51966	62-1829384

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 N. Cedar Bluff Road, Suite 200, Knoxville, TN	37923

(Address of principal executive offices)	(Zip Code)
(865) 437-3600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On November 14, 2006, IdleAire Technologies Corporation (the “Company” or “IdleAire”) issued a press release announcing its financial results for the nine months and fiscal quarter ended September 30, 2006. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1 to this Form 8-K report. On November 15, 2006, the Company issued a press release to correct the November 14, 2006 press release. The November 14, 2006 press release was accompanied by Condensed Balance Sheets, (Unaudited), containing two incorrect figures. This correction had no impact on any other reported numbers. The full text of the press release issued in connection with the correction is attached hereto as Exhibit 99.2 to this 8-K report.
     Information in this Form 8-K and the Exhibit attached hereto is being furnished under items 2.02 and 9.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly set forth specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Exhibit
99.1	Press Release dated November 14, 2006 announcing financial results for the nine months and quarter ended September 30, 2006.

99.2	Press Release dated November 15, 2006 correcting Press Release dated November 14, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDLEAIRE TECHNOLOGIES CORPORATION

Date: November 16, 2006	By:	/s/ Michael C. Crabtree

Michael C. Crabtree
President and Chief Executive Officer